EXHIBIT 10.1

16 February 2011
The Directors Royal Wolf Australia Group Suite 203, Level 2 22-28 Edgeworth David Ave Hornsby NSW 2077

Dear Sirs

We are pleased to enclose our Letter of Offer (in duplicate) which includes the changes to your arrangements we recently discussed.

As there have been a number of full variations to your arrangements with us since we last provided details of our terms and conditions in full, we take this opportunity to restate all existing arrangements in addition to the current changes. As a result the Letter of Offer, once accepted, wholly replaces previous Letters of Offer and Variation Letters that we have issued to you.

For your information, clause 28 of the General Conditions clarifies the meaning of many of the words and legal expressions used in the documents. Should you have any questions, please don’t hesitate to contact me on (02) 9227 1468. We suggest however that you contact your solicitor for any detailed legal queries.

The enclosed documents include:

•	The Letter of Offer – detailing the facilities offered, security and conditions.

•
A copy of the Letter of Offer – this copy is for you to sign and return to accept the offer. The covering Customer Information Sheet details the steps you need to take to accept this offer and satisfy those things required before any additional facilities will be made available.

•	General Conditions – specifies the general conditions of use for ANZ facilities.

•	Specific Conditions – details additional conditions specific to facilities which are part of this offer and for which Specific Conditions apply.

To accept the Letter of Offer please sign a copy of the Letter of Offer and return it to me. Please note that this offer expires on 16 March 2011.

If you do not accept the Letter of Offer within the offer period, the arrangements for the facilities that we are currently making available to you, including the conditions on which those facilities are being made available, continue.

We look forward to continuing a strong working relationship with you and your business.

Yours faithfully,

Chris Chase
Relationship Manager

CUSTOMER INFORMATION SHEET

This information sheet is attached to assist you in completing the steps necessary to accept our offer and satisfy those things required by us before we will make the facilities available.

If you have any concerns about what is required please discuss these with your ANZ Manager.

NOTE:	If there is any inconsistency between this Customer Information Sheet and any other documents which you have received from us, those other documents prevail.

To accept our offer:

☐	SIGN the acceptance in the attached duplicate letter where indicated on pages 37-38.

☐	Ensure the Corporate Surety Acknowledgment on page 39 of the letter is signed.

☐	RETURN the signed letter and all other required documents, as listed below, to us at our address shown in the letter by 16 March 2011.

Other documents attached which are required to be executed and returned with the accepted Letter of Offer or prior to facilities being drawn:

☐	Certificate of Value and Location of Assets

☐	Authorised Representative Certificate

☐	Direct Debit Request Form

In addition, if you wish to nominate a representative to submit financial management accounts to us electronically, the following document will also need to be completed and returned:

☐	Provision of Electronic Financial Information – Nominated Representative Letter

The following document, duly completed and signed, is to accompany financial statements provided to us (as covenanted in the Financial Requirements and Other Conditions Schedule):

☐	Principal’s Certificate – Full Form

☑ Tick when completed.

LETTER OF OFFER

TO

Royal Wolf Australia Group
(AS DEFINED IN THE CUSTOMER GROUP SCHEDULE)

DATED 16 February 2011

Australia and New Zealand Banking Group Limited ABN 11 005 357 522

LOO8086306

CUSTOMER GROUP SCHEDULE

For the purpose of this Letter of Offer the following entities are collectively known as Royal Wolf Australia Group:

•	GFN Australasia Holdings Pty Ltd ACN 121 226 793

•	GFN Australasia Finance Pty Ltd ACN 121 227 790

•	RWA Holdings Pty Ltd ACN 106 913 964

•	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

•	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

LETTER OF OFFER

Issuing Office:
Australia and New Zealand Banking Group Limited
Corporate Banking
Level 12, 20 Martin Place
Sydney NSW 2000
Phone: +61 2 92271468
Fax: +61 2 92271124
Chris.Chase@anz.com
www.anz.com

The Directors
Royal Wolf Australia Group
Suite 203, Level 2
22-28 Edgeworth David Ave
Hornsby NSW 2077

Dear Sirs,

We are pleased to offer to you the facilities set out below:

Summary of facilities available:

A summary of facilities is as follows:

Facility	Facility Limit AUD
Overdraft Facility (1)	1,000,000
Electronic Payaway Facility (1)	2,000,000
Electronic Payaway Facility (2)	1,000,000
Multi Option Facility (1)	1,720,000
- Lease Finance (Progressive Draw) Facility
- Hire Purchase (Progressive Draw) Facility
Indemnity/Guarantee Facility (1) – Financial Guarantees	455,000
Indemnity/Guarantee Facility (2) – Financial Guarantees	140,000
Interchangeable Facility (1) (Tranche A)	56,052,000
- Fixed Rate Commercial Bill Facility
- Variable Rate Commercial Bill Acceptance and Discount Facility
Interchangeable Facility (2) (Tranche B)	8,913,000
- Fixed Rate Commercial Bill Facility
- Variable Rate Commercial Bill Acceptance and Discount Facility
Documentary Credit/Documents Surrendered Facility (Local or Overseas)	675,000
Overdraft Facility (2)	7,750,000
Overdraft Facility (3)	2,000,000
Standby Letter of Credit Facility (Tranche C)	NZD14,337,133
Variable Rate Commercial Bill Acceptance and Discount Facility	5,500,000
Foreign Currency Dealing Facility	1,500,000
Total Facility Limits:	AUD88,705,000 NZD14,337,133

Details of facilities:

Details of the facilities are set out in the Facilities Schedule to this Letter of Offer.

Security:

Securities for the facilities are set out in the Security Schedule to this Letter of Offer.

Financial Requirements, Other Conditions and Conditions Precedent:

Any financial reporting requirements, financial covenants, other conditions and conditions precedent applicable to the facilities are set out in the Financial Requirements and Other Conditions Schedule to this Letter of Offer.

General Conditions and Specific Conditions and Amendments:

Details pertaining to General Conditions and Specific Conditions and any amendments are attached in the General Conditions and Specific Conditions Schedule to this Letter of Offer.
Unless otherwise defined in this Letter of Offer, definitions in, and incorporated by reference into, the General Conditions and Specific Conditions apply in this Letter of Offer.

Annual review:

The facilities are subject to annual review. The next review date will be 19 October 2011.

If the annual review is not carried out on or before the next review date, we may carry out the annual review at any time after the next review date.

Conditions continue:

Until you accept this Letter of Offer and have complied with all conditions precedent, or the facilities become repayable on demand by us, the arrangements for the facilities that we are currently making available to you, including the conditions on which those facilities are being made available, continue.

Stamp Duty - Certificate of Value and Location of Assets:

To assess mortgage stamp duty payable in respect of the transaction would you please provide us with a certificate signed by each entity providing security which sets out the location of secured assets on a State or Territory basis (the form of the certificate required is attached).

Stamp duty and other State and Federal Government charges may be levied/payable on the facilities provided by us. State charges may apply in a single jurisdiction or multiple jurisdictions. You are liable for all such duties or charges and we may debit your account for those charges. If you do not have an account with us we will ask you to pay by cheque. We may, at our discretion, seek advice from external legal sources to advise on duties and charges payable. Any costs associated with obtaining this advice will be for your account.

Offer period:

Our offer is available for acceptance until the close of business on 16 March 2011, unless otherwise extended by us in writing.

If you do not accept this Letter of Offer within the offer period, the arrangements for the facilities that we are currently making available to you, including the conditions on which those facilities are being made available, continue.

Acceptance:

To accept this Offer, please sign the duplicate copy where indicated and return it to me at this office.

Yours faithfully,

Chris Chase
Relationship Manager

FACILITIES SCHEDULE

FACILITIES SCHEDULE to the Letter of Offer dated 16 February 2011.

The facilities specified below are only available to the customer named before the facility details.

CUSTOMER:	Royal Wolf Australia Group
Overdraft Facility (1)
Facility limit:	$1,000,000
Termination date:	Not before the next review date.
Purpose:	Working capital.
Interest rate:	ANZ’s reference rate for amounts up to the facility limit.
ANZ’s reference rate is published weekly (usually each Monday) in the Australian Financial Review.
Interest payment:	Monthly in arrears on the first business day of each month, accruing daily starting on the first day of overdraft (interest is charged and payable monthly).
Fees:	Line Fee: 1.250% pa charged quarterly in arrears on the highest Facility Limit recorded for your accounts during the preceding quarter.
Prepayment:	Prepayment or cancellation of the facility (in whole or in part) may be effected without penalty at any time at the election of the customer.
Specific Conditions:	There are no Specific Conditions which apply to this facility.

Electronic Payaway Facility (1)
Facility limit:	$2,000,000 The facility limit represents the extent to which we will assume pay away exposure on any one day.
Termination date:	Not before the next review date
Purpose:	To facilitate direct payments using an ANZ electronic banking service.
Conditions precedent:	You may only use the Electronic Payaway facility if:
(a) you complete an application for an ANZ electronic banking service in terms acceptable to us; and
(b) you execute all documents required by us in connection with the use of that service.
Cancellation of facility:	We may cancel this facility at any time if for any reason you cease to have access to the relevant ANZ electronic banking service.
Pay – away exposure:
Any pay – away exposure under this facility will be against funds available in your account or, if the provision of credit is required, will be debited to your overdraft.  If there is no available overdraft limit, the amount outstanding is immediately due and payable and we may charge excess fees at the Excess/Overdue Rate on the amount outstanding for so long as it remains unpaid. You authorise us to debit your account for any such amount.

Fees:	As advised by us from time to time.
Specific Conditions:	There are no Specific Conditions which apply to this facility.

Electronic Payaway Facility (2)
Facility limit:	$1,000,000 The facility limit represents the extent to which we will assume pay away exposure on any one day.
Termination date:	Not before the next review date.
Purpose:	To facilitate global payments, using an ANZ electronic banking service.
Conditions precedent:	You may only use the Electronic Payaway facility if:
(a) you complete an application for an ANZ electronic banking service in terms acceptable to us; and
(b) you execute all documents required by us in connection with the use of that service.
Cancellation of facility:	We may cancel this facility at any time if for any reason you cease to have access to the relevant ANZ electronic banking service.
Pay – away exposure:
Any pay – away exposure under this facility will be against funds available in your account or, if the provision of credit is required, will be debited to your overdraft.  If there is no available overdraft limit, the amount outstanding is immediately due and payable and we may charge excess fees at the Excess/Overdue Rate on the amount outstanding for so long as it remains unpaid. You authorise us to debit your account for any such amount.

Fees:	As advised by us from time to time.
Specific Conditions:	There are no Specific Conditions which apply to this facility.

Multi Option Facility
Total facility limit:	$1,720,000
Termination date:	Not before the next review date.
Purpose:
To facilitate the allocation of the approved facility amount across the following facility types to meet business requirements.

- Lease Finance (Progressive Draw) Facility

- Hire Purchase (Progressive Draw) Facility
To cover any lease/hire purchase requirements, specifically for cars and forklifts.

Total facility limit for Multi Option Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Multi Option Facility so long as the making of the drawing would not cause:
(i) the amount of the outstanding drawings under both the facilities included in the Multi Option Facility to exceed the total facility limit for the Multi-Option Facility; and
(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.
Detailed Facility Information:	The terms associated with the specific facility types listed within the Multi Option facility are documented separately.

Hire Purchase (Progressive Draw) Facility
Subject to execution and acceptance of hire purchase request:	The Customer is entitled to an agreement to hire or hire purchase agreement, as the case may be, only upon acceptance by the Bank of a signed hire purchase request.
Fees:
Documentation Fee:
A Documentation fee of $395.00 is payable on each draw.
Asset Drawdown fee:
An Asset Drawdown fee of $150.00 is payable on each draw.
Inspection fee:
An Inspection fee of $500.00 applies.
Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Lease Finance (Progressive Draw) Facility
Subject to execution and acceptance of lease request:	The Customer is entitled to an agreement to lease or lease, as the case may be, only upon acceptance by the Bank of a signed lease request.
Fees:
Documentation Fee:

A Documentation fee of $434.50 is payable on each draw.
Asset Drawdown Fee:
An Asset Drawdown fee of $165.00 is payable on each draw.
Inspection fee:
An Inspection fee of $550.00 applies.
Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Indemnity/Guarantee Facility – Financial Guarantees (1)
Facility limit:	$455,000
Note: A financial guarantee is a guarantee of a financial commitment or obligation.
Termination date:	Not before the next review date.
Purpose:	To assist with the issue of bank guarantees for business purposes.
Fee rate for each Bank Guarantee:	1.50% pa subject to a minimum fee of $100 per half year. The minimum fee is subject to variation at any time during the term of the facility.
Fee payment:	For each Bank Guarantee, the fee is payable on the date of drawdown and afterwards half yearly.
Specific Conditions:	Specific Conditions - Indemnity/Guarantee are enclosed.

Indemnity/Guarantee Facility – Financial Guarantees (2)
Facility limit:	$140,000
Note: A financial guarantee is a guarantee of a financial commitment or obligation.
Termination date:	Not before the next review date.
Purpose:	To assist with the issue of bank guarantees for business purposes.
Fee rate for each Bank Guarantee:	1.50% pa subject to a minimum fee of $100 per half year. The minimum fee is subject to variation at any time during the term of the facility.
Fee payment:	For each Bank Guarantee, the fee is payable on the date of drawdown and afterwards half yearly.
Specific Conditions:	Specific Conditions - Indemnity/Guarantee are enclosed.

Interchangeable Facility (1) (Tranche A)
Total facility limit:	$56,052,000
Termination date:	14 September 2012
Purpose:
Refinance of existing commercial bill facilities originally provided for various acquisitions. Interchange of the credit limits across the following approved facilities permitted:

- Fixed Rate Commercial Bill Facility
- Variable Rate Commercial Bill Acceptance and Discount Facility

Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility so long as the making of the drawing would not cause:
(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the Total facility limit for the Interchangeable Facility; and
(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.
Detailed Facility Information:	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.
Fixed Rate Commercial Bill Facility
Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.
Rate and tenor quotations:
If the Termination Date is “Not before the next review date” and you request us to quote for a term or tenor which has a maturity date after the Termination Date of the facility, we may (in our absolute discretion) and despite the Specific Conditions which specifically excludes this, allow a quote for a term or tenor which extends past the Termination Date.

If we allow a quote for a term or tenor which ends after the Termination Date, you acknowledge and agree that this is subject to the rights that we have at “Review” in terms of the General Conditions.

Fees:	Line Fee: 3.150% pa on the facility limit, payable quarterly in advance, commencing on the date on which the facility is first drawn. This fee is not rebatable.
Handling Fee: A fee of $125.00 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility
Yield Rate:
For each drawing of bills, a rate quoted by us expressed as a yield percent per annum to maturity and, if necessary, will be rounded to the nearest two decimal places for the face value of the bills for the relevant tenor.

(a)
For tenors of 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Reference Rate – Average Bid which is the average bid rate for the relevant term displayed at or about 10.30am (Melbourne time) (“Specified Time”) on the Reuters Screen BBSY page (“Screen Rate”) on the day the quote is to be given by us (“Quotation Day”) and advertised in the Australian Financial Review the following business day, plus a margin of 0.00% per annum (“Margin”).

If for any reason the Screen Rate is not available at the Specified Time on the Quotation Day, then the Bank Bill Swap Reference Rate – Average Bid will be the rate determined by us to be the average of the buying rates quoted to us (each a Quotation) by:

	-	Australia and New Zealand Banking Group Limited
	-	Commonwealth Bank of Australia
	-	National Australia Bank Limited, and
	-	Westpac Banking Corporation,

(or their respective successors and assigns) (each a “Reference Bank”) at or about that time on that date. The buying rates must be for bills of exchange accepted by a leading Australian bank for bills having the same tenor as those bills to be discounted or rolled.

Market Disruption:
If the Bank Bill Swap Reference Rate – Average Bid is to be determined by reference to the Reference Banks and a Reference Bank does not supply a Quotation by the Specified Time on the Quotation Day, the applicable Bank Bill Swap Reference Rate – Average Bid will be determined on the basis of the Quotations of the remaining Reference Banks.

Should a Market Disruption Event occur then the yield rate will be the rate notified to you by us that we determine to be our cost of funding the relevant drawing (from whatever source or sources we reasonably select) for a period equal to the tenor of the bills being discounted plus the Margin.
We may provide you with a certificate confirming this rate signed by any manager of ours, which certificate shall be sufficient evidence of the rate certified unless the contrary is proved.
For the purposes of this facility, Market Disruption Event means:

(i)
At or about noon (Melbourne time) on the Quotation Day, the Screen Rate is not available and none or only one of the Reference Banks supplies a quotation to us to determine the Bank Bill Swap Reference Rate – Average Bid; or

(ii)	Before close of business in Melbourne on the Quotation Day we determine that the cost to us of funding the drawing exceeds the Bank Bill Swap Reference Rate – Average Bid; or
(iii)
The rate calculated by reference to the Screen Rate or by reference to the Reference Banks in our opinion ceases to reflect our cost of funding the drawing to the same extent as at the date of this Letter of Offer,

Alternative basis of funding
If a Market Disruption Event occurs and we or you so require, we must together enter into negotiations (for a period of not more than thirty days) with a view to agreeing in writing a substitute basis for determining an alternative yield rate for the drawing.
Any alternative basis agreed pursuant to this clause shall bind the parties but, unless and until such agreement is reached, the applicable yield rate for the drawing will be the rate notified to you by us to be our cost of funding the drawing, plus the Margin. For the avoidance of doubt, should a refund of any amount be due from one party to the other as a result of such negotiations, such amount must be paid as soon as practicable and no party shall be entitled to claim or to receive any interest or other compensation on any amount so refunded.

(b)
For any tenor other than 90, 120, 150 or 180 days, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) which will be no less than our cost of funding the relevant drawing of bills for that period plus a margin.

In any case, an additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled. The margin to be applied will depend on the size of the bill parcel and tenor.
Full details of how the rate has been calculated will be set out in the quotation given by us.

Fees:	Line Fee: 3.15% pa on the facility limit, payable quarterly in advance, commencing on the date on which the facility is first drawn. This fee is not rebatable.
Handling Fee: A fee of $125.00 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions are enclosed.

Interchangeable Facility (2) (Tranche B)
Total Facility Limit:	$8,913,000
Termination Date:	14 September 2012
Purpose:
Refinance of existing commercial bill facilities originally provided for various acquisitions. Interchange of the credit limits across the following approved facilities permitted:

- Fixed Rate Commercial Bill Facility
- Variable Rate Commercial Bill Acceptance and Discount Facility

Repayment:	Repayments of $1,625,000 per quarter at the end of every March, June, September and December. (Delete this row if there are no repayment arrangements specified.)
Total facility limit for Interchangeable Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Interchangeable Facility (2) so long as the making of the drawing would not cause:
(i) the amount of the outstanding drawings under both the facilities included in the Interchangeable Facility to exceed the Total facility limit for the Interchangeable Facility; and
(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.
Detailed Facility Information:	The terms associated with the specific facility types listed within the Interchangeable facility are documented separately.
Fixed Rate Commercial Bill Facility
Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.
Rate and tenor quotations:
If the Termination Date is “Not before the next review date” and you request us to quote for a term or tenor which has a maturity date after the Termination Date of the facility, we may (in our absolute discretion) and despite the Specific Conditions which specifically excludes this, allow a quote for a term or tenor which extends past the Termination Date.

If we allow a quote for a term or tenor which ends after the Termination Date, you acknowledge and agree that this is subject to the rights that we have at “Review” in terms of the General Conditions.
Fees:	Line Fee: 4.15% pa on the facility limit, payable quarterly in advance, commencing on the date on which the facility is first drawn. This fee is not rebatable.
Handling Fee: A fee of $125.00 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility
Yield Rate:
For each drawing of bills, a rate quoted by us expressed as a yield percent per annum to maturity and, if necessary, will be rounded to the nearest two decimal places for the face value of the bills for the relevant tenor.

(a)
For tenors of 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Reference Rate – Average Bid which is the average bid rate for the relevant term displayed at or about 10.30am (Melbourne time) (“Specified Time”) on the Reuters Screen BBSY page (“Screen Rate”) on the day the quote is to be given by us (“Quotation Day”) and advertised in the Australian Financial Review the following business day, plus a margin of 0.00% per annum (“Margin”).

If for any reason the Screen Rate is not available at the Specified Time on the Quotation Day, then the Bank Bill Swap Reference Rate – Average Bid will be the rate determined by us to be the average of the buying rates quoted to us (each a Quotation) by:

	-	Australia and New Zealand Banking Group Limited
	-	Commonwealth Bank of Australia
	-	National Australia Bank Limited, and
	-	Westpac Banking Corporation,

(or their respective successors and assigns) (each a “Reference Bank”) at or about that time on that date. The buying rates must be for bills of exchange accepted by a leading Australian bank for bills having the same tenor as those bills to be discounted or rolled.

Market Disruption:
If the Bank Bill Swap Reference Rate – Average Bid is to be determined by reference to the Reference Banks and a Reference Bank does not supply a Quotation by the Specified Time on the Quotation Day, the applicable Bank Bill Swap Reference Rate – Average Bid will be determined on the basis of the Quotations of the remaining Reference Banks.

Should a Market Disruption Event occur then the yield rate will be the rate notified to you by us that we determine to be our cost of funding the relevant drawing (from whatever source or sources we reasonably select) for a period equal to the tenor of the bills being discounted plus the Margin.
We may provide you with a certificate confirming this rate signed by any manager of ours, which certificate shall be sufficient evidence of the rate certified unless the contrary is proved.
For the purposes of this facility, Market Disruption Event means:

(i)
At or about noon (Melbourne time) on the Quotation Day, the Screen Rate is not available and none or only one of the Reference Banks supplies a quotation to us to determine the Bank Bill Swap Reference Rate – Average Bid; or

(ii)	Before close of business in Melbourne on the Quotation Day we determine that the cost to us of funding the drawing exceeds the Bank Bill Swap Reference Rate – Average Bid; or
(iii)
The rate calculated by reference to the Screen Rate or by reference to the Reference Banks in our opinion ceases to reflect our cost of funding the drawing to the same extent as at the date of this Letter of Offer,

Alternative basis of funding
If a Market Disruption Event occurs and we or you so require, we must together enter into negotiations (for a period of not more than thirty days) with a view to agreeing in writing a substitute basis for determining an alternative yield rate for the drawing.
Any alternative basis agreed pursuant to this clause shall bind the parties but, unless and until such agreement is reached, the applicable yield rate for the drawing will be the rate notified to you by us to be our cost of funding the drawing, plus the Margin. For the avoidance of doubt, should a refund of any amount be due from one party to the other as a result of such negotiations, such amount must be paid as soon as practicable and no party shall be entitled to claim or to receive any interest or other compensation on any amount so refunded.

(b)
For any tenor other than 90, 120, 150 or 180 days, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) which will be no less than our cost of funding the relevant drawing of bills for that period plus a margin.

In any case, an additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled. The margin to be applied will depend on the size of the bill parcel and tenor.
Full details of how the rate has been calculated will be set out in the quotation given by us.

Fees:	Line Fee: 4.15% pa on the facility limit, payable quarterly in advance, commencing on the date on which the facility is first drawn. This fee is not rebatable.
Handling Fee: A fee of $125.00 is payable when each bill is rolled.
Specific Conditions:	Specific Conditions are enclosed.

Documentary Credit/Documents Surrendered Facility (Local or Overseas)
Facility limit:	AUD 675,000 (For this purpose we will determine exchange rates to convert foreign currency amounts to the equivalent amounts in AUD.)
Termination date:	Not before the next review date.
Purpose:	To facilitate payment for imported goods under documentary credit arrangements.
Condition precedent:	You are only entitled to use the facility if we agree to the terms of your application and if you execute all documents required by us.
Fees:	Subject to the current ANZ International Trade Finance Fees or as advised by ANZ International Trade Finance.
Specific Conditions:	Subject to the current International Trade Services Terms and Conditions.

Overdraft Facility (2)
Facility limit:	$7,750,000
Termination date:	Not before the next review date.
Purpose:	Refinance of Invoice Finance to meet working capital requirements.
Interest rate:	Bank Bill Swap Reference Rate – Average Bid plus a margin of 2.4% pa (“Margin”).

Bank Bill Swap Reference Rate - Average Bid means the average bid rate for 30 days quoted on the BBSY page of the Reuters Monitor System (“Screen Rate”) at 10.30am (Melbourne time) (“Specified Time”) on any day on which your account has a debit balance (“Quotation Day”).

If for any reason the Screen Rate is not available at the Specified Time on the Quotation Day, then the Bank Bill Swap Reference Rate – Average Bid will be the rate determined by us to be the average of the buying rates quoted to us (each a Quotation) by:

	-	Australia and New Zealand Banking Group Limited
	-	Commonwealth Bank of Australia
	-	National Australia Bank Limited, and
	-	Westpac Banking Corporation,

(or their respective successors and assigns) (each a “Reference Bank”) at or about that time on that date. The buying rates must be for bills of exchange accepted by a leading Australian bank for bills having a tenor of 30 days.

Market Disruption:
If the Bank Bill Swap Reference Rate – Average Bid is to be determined by reference to the Reference Banks and a Reference Bank does not supply a Quotation by the Specified Time on the Quotation Day, the applicable Bank Bill Swap Reference Rate – Average Bid will be determined on the basis of the Quotations of the remaining Reference Banks.

Should a Market Disruption Event occur then the Interest rate will be the rate notified to you by us that we determine to be our cost of funding the relevant drawing (from whatever source or sources we reasonably select) plus the Margin.
We may provide you with a certificate confirming this rate signed by any manager of ours, which certificate shall be sufficient evidence of the rate certified unless the contrary is proved.
For the purposes of this facility, Market Disruption Event means:

(A)
At or about noon (Melbourne time) on the Quotation Day, the Screen Rate is not available and none or only one of the Reference Banks supplies a quotation to us for purposes of determining the Bank Bill Swap Reference Rate – Average Bid; or

	(B)	Before close of business in Melbourne on the Quotation Day we determine that the cost to us of funding the drawing exceeds the Bank Bill Swap reference Rate – Average Bid; or
(C)
The rate calculated by reference to the Screen Rate or by reference to the Reference Banks in our opinion ceases to reflect our cost of funding to the same extent as at the date of this Letter of Offer,

Alternative basis of funding
If a Market Disruption Event occurs and we or you so require, we must together enter into negotiations (for a period of not more than thirty days) with a view to agreeing in writing a substitute basis for determining an alternative interest rate for the facility.
Any alternative basis agreed pursuant to this clause shall bind the parties but, unless and until such agreement is reached, the applicable interest rate for drawings under the facility will be the rate notified to you by us to be our cost of funding the drawing, plus the margin. For the avoidance of doubt, should a refund of any amount be due from one party to the other as a result of such negotiations, such amount must be paid as soon as practicable and no party shall be entitled to claim or to receive any interest or other compensation on any amount so refunded.

Interest payment:	Monthly in arrears on the first business day of each month, accruing daily starting on the first day of overdraft (interest is charged and payable monthly).
Fees:	Line Fee: 0.750% pa charged quarterly in arrears on the highest Facility Limit recorded for your accounts during the preceding quarter.
Prepayment:	Prepayment or cancellation of the facility (in whole or in part) may be effected without penalty at any time at the election of the customer.
Specific Conditions:	There are no Specific Conditions which apply to this facility.

Overdraft Facility (3)
Facility limit:	$2,000,000
Termination date:	28 February 2011
Purpose:	To assist with funding of additional container CAPEX.
Interest rate:	ANZ’s reference rate for amounts up to the facility limit.
ANZ’s reference rate is published weekly (usually each Monday) in the Australian Financial Review.
Interest payment:	Monthly in arrears on the first business day of each month, accruing daily starting on the first day of overdraft (interest is charged and payable monthly).
Fees:	Line Fee: 1.250% pa charged quarterly in arrears on the highest Facility Limit recorded for your accounts during the preceding quarter.
Prepayment:	Prepayment or cancellation of the facility (in whole or in part) may be effected without penalty at any time at the election of the customer.
Specific Conditions:	There are no Specific Conditions which apply to this facility.

Standby Letter Of Credit Facility (Tranche C)
Facility limit:	NZD11,379,000
Termination date:	14 September 2012
Purpose:
Bank guarantee to be provided in favour of ANZ National Bank Ltd in support of the Working Capital Facilities, Property loan and Transactional facilities provided to the RWNZ Group by ANZ National Bank Ltd.
Specific facility terms and conditions relating to facilities provided to the RWNZ Group are documented via a separate Letter of Offer issued by ANZ National Bank Ltd as amended from time to time.

Condition precedent:	You will only be entitled to use the facility if we agree with the terms of your application and if you execute all documents required by us.
Fees:	Subject to the current ANZ International Trade Services Fees or as advised by ANZ International Trade Services.
Fees payment:	Six monthly in advance.
Specific Conditions:	Subject to the current International Trade Services Terms and Conditions.

Variable Rate Commercial Bill Acceptance and Discount Facility
Facility limit:	$5,500,000 (representing the aggregate face value of the bills).
Termination date:	30 June 2011
Purpose:	To assist with short term working capital requirements for investment in hire fleet and used container stock.
Yield Rate:
For each drawing of bills, a rate quoted by us expressed as a yield percent per annum to maturity and, if necessary, will be rounded to the nearest two decimal places for the face value of the bills for the relevant tenor.

(a)
For tenors of 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Reference Rate – Average Bid which is the average bid rate for the relevant term displayed at or about 10.30am (Melbourne time) (“Specified Time”) on the Reuters Screen BBSY page (“Screen Rate”) on the day the quote is to be given by us (“Quotation Day”) and advertised in the Australian Financial Review the following business day, plus a margin of 0.00% per annum (“Margin”).

If for any reason the Screen Rate is not available at the Specified Time on the Quotation Day, then the Bank Bill Swap Reference Rate – Average Bid will be the rate determined by us to be the average of the buying rates quoted to us (each a Quotation) by:

	-	Australia and New Zealand Banking Group Limited
	-	Commonwealth Bank of Australia
	-	National Australia Bank Limited, and
	-	Westpac Banking Corporation,

(or their respective successors and assigns) (each a “Reference Bank”) at or about that time on that date. The buying rates must be for bills of exchange accepted by a leading Australian bank for bills having the same tenor as those bills to be discounted or rolled.

Market Disruption:
If the Bank Bill Swap Reference Rate – Average Bid is to be determined by reference to the Reference Banks and a Reference Bank does not supply a Quotation by the Specified Time on the Quotation Day, the applicable Bank Bill Swap Reference Rate – Average Bid will be determined on the basis of the Quotations of the remaining Reference Banks.

Should a Market Disruption Event occur then the yield rate will be the rate notified to you by us that we determine to be our cost of funding the relevant drawing (from whatever source or sources we reasonably select) for a period equal to the tenor of the bills being discounted plus the Margin.
We may provide you with a certificate confirming this rate signed by any manager of ours, which certificate shall be sufficient evidence of the rate certified unless the contrary is proved.
For the purposes of this facility, Market Disruption Event means:

(i)
At or about noon (Melbourne time) on the Quotation Day, the Screen Rate is not available and none or only one of the Reference Banks supplies a quotation to us to determine the Bank Bill Swap Reference Rate – Average Bid; or

	(ii)	Before close of business in Melbourne on the Quotation Day we determine that the cost to us of funding the drawing exceeds the Bank Bill Swap Reference Rate – Average Bid; or
(iii)
The rate calculated by reference to the Screen Rate or by reference to the Reference Banks in our opinion ceases to reflect our cost of funding the drawing to the same extent as at the date of this Letter of Offer,

Alternative basis of funding
If a Market Disruption Event occurs and we or you so require, we must together enter into negotiations (for a period of not more than thirty days) with a view to agreeing in writing a substitute basis for determining an alternative yield rate for the drawing.

Any alternative basis agreed pursuant to this clause shall bind the parties but, unless and until such agreement is reached, the applicable yield rate for the drawing will be the rate notified to you by us to be our cost of funding the drawing, plus the Margin. For the avoidance of doubt, should a refund of any amount be due from one party to the other as a result of such negotiations, such amount must be paid as soon as practicable and no party shall be entitled to claim or to receive any interest or other compensation on any amount so refunded.

(b)
For any tenor other than 90, 120, 150 or 180 days, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) which will be no less than our cost of funding the relevant drawing of bills for that period plus a margin.

In any case, an additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled. The margin to be applied will depend on the size of the bill parcel and tenor.
Full details of how the rate has been calculated will be set out in the quotation given by us.

Fees:	Line Fee: 3.15% pa on the facility limit, payable quarterly in advance, commencing on the date of acceptance of our offer. This fee is not rebatable.
Handling Fee: A fee of $125.00 is payable when each bill is rolled.
Conditions Precedent
A Due Diligence Review is to be completed by an ANZ panel firm to review the working capital position and cash flow forecast assumptions to 30 June 2011, and the findings of the review are to be satisfactory to the bank.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Foreign Currency Dealing Facility
Facility limit:
AUD 1,500,000
For this purpose we adjust the face value of the customer's obligation under each transaction by a multiplier (determined by us). The process includes conversion of any foreign currency amount to the equivalent amount in AUD).

Termination date:	30 June 2011
Purpose:	To fund the deferred premium for the Customer’s foreign exchange options.
Repayment	On or before 30 June 2011.
No pay away exposure except under Foreign Currency Settlement Facility limit:
We do not assume any pay away exposure under this facility unless and to the extent that it links this facility with a Foreign Currency Settlement Facility. Except to that extent we can have no obligation to deliver currency under a contract until we are satisfied that counter funds have been lodged by you or on your behalf.

Condition precedent:	You may only enter into a foreign currency contract with us if we agree to the terms of the contract and if you execute all other documents required by us.
Specific Conditions:
All transactions entered into under this facility will be governed by either:

• The Terms and Conditions For Trading in Foreign Exchange and Derivatives Transactions (December 2008) (FX Terms and Conditions) as amended, varied or substituted from time to time by us, whether you receive the FX Terms and Conditions before or after we agree to enter into a particular transaction and even if no reference is made to the FX Terms and Conditions in a confirmation of a transaction; or

• A 2002 ISDA Master Agreement (ISDA) with such modifications and in a form acceptable to us.

Securities confirmation
The Securities set out in the Security Schedule to this Letter of Offer also support all current and future transactions entered into under this facility. For clarity, this includes all amounts payable by you under the transactions and, in situations where the transactions are closed out in accordance with the terms of the FX Terms and Conditions or the ISDA (as the case may be), any amount payable by you as a result of closing out the transactions

Acknowledgement
By accepting and/or acknowledging this Letter of Offer, you and any Guarantors acknowledge that the amount payable on closing out transactions is linked to the mark-to-market valuations of those transactions and fluctuates as a result of currency and interest rate movements and other factors. Other than as required under the Terms and Conditions or the ISDA (as the case may be), we are not obliged to notify you or anyone else of the mark-to-market exposure or any fluctuations or movement in the mark-to-market exposure.

Uncommitted Markets Facilities

We may, in our sole discretion and from time to time, enter into transactions with you under one or more of the following uncommitted facilities:

•	Foreign Exchange Dealing Facility

•	Interest Swap Rate Facility

•	Commodity Trading Facility

(collectively, the Uncommitted Markets Facilities)

The Uncommitted Markets Facilities are uncommitted and we have no obligation to enter into any transaction with you. The transactions under all or any of the Uncommitted Markets Facilities are subject to our absolute discretion. Further, we will only enter into transactions if we agree to the terms of the contract and after you execute all other documents required by us and satisfy all of our other requirements. Unless otherwise agreed in writing by you and us, all transactions entered into under any of the Uncommitted Markets Facilities will, as advised by us, be governed by either:

•
the Terms and Conditions For Trading in Foreign Exchange and Derivatives Transactions (December 2008) (FX Terms and Conditions) as amended, varied or substituted from time to time by us, whether you receive the FX Terms and Conditions before or after we agree to enter into a particular transaction and even if no reference is made to the FX Terms and Conditions in a confirmation of a transaction; or

•	a 2002 ISDA Master Agreement (ISDA) with such modifications and in a form acceptable to us.

The Securities set out in the Security Schedule to this Letter of Offer also support all current and future transactions entered into under all or any of the Uncommitted Markets Facilities. For clarity, this includes all amounts payable by you under the transactions and, in situations where the transactions are closed out in accordance with the terms of the FX Terms and Conditions or the ISDA (as the case may be), any amount payable by you as a result of closing out the transactions.

By accepting and/or acknowledging this Letter of Offer, you and any Guarantors acknowledge that the amount payable on closing out transactions is linked to the mark-to-market valuations of those transactions and fluctuates as a result of currency and interest rate movements and other factors. Other than as required under the Terms and Conditions or the ISDA (as the case may be), we are not obliged to notify you or anyone else of the mark-to-market exposure or any fluctuations or movement in the mark-to-market exposure.

SECURITY SCHEDULE

SECURITY SCHEDULE to Letter of Offer dated 16 February 2011.

Existing Securities

•	Corporate Guarantee and Indemnity dated 14 September 2007 between:
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417(Insert full name of guarantor)- (See example below)
	-	RWA Holdings Pty Ltd ACN 106 913 964
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793ABC Co Pty Ltd [ACN]/[ABN]
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790DEF Co Pty Ltd [ACN]/[ABN]
	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

•	Corporate Guarantee and Indemnity dated 1 May 2008 by Royalwolf NZ Acquisition Co. Limited Company Number 2115393 in favour of:
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	RWA Holdings Pty Ltd ACN 106 913 964
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790
	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050
	-	Royalwolf Trading New Zealand Limited Company Number 1062072

•	Corporate Guarantee and Indemnity dated 1 May 2008 by RWNZ Acquisition Co. Limited Company Number 1937693 and Royalwolf Trading New Zealand Limited Company Number 1062072
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	RWA Holdings Pty Ltd ACN 106 913 964
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790
	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050
	-	Royalwolf NZ Acquisition Co. Limited Company Number 2115393

•	First Registered Company Charges (Mortgage Debentures) over all the assets and undertaking of:
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 Charge Number 1117185, dated 20 May 2005
	-	RWA Holdings Pty Ltd ACN 106 913 964 Charge Number 1117184 dated 31 December 2004
	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 Charge Number 1438843 dated 29 March 2007
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793 Charge Number 1514557 dated 14 September 2007
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790 Charge Number 1514546 dated 14 September 2007
	-	Royalwolf Trading New Zealand Ltd Company Number 1062072, dated 1 May 2008
	-	Royalwolf NZ Acquisition Co Ltd, Company Number 2115393, dated 1 May 2008
	-	RWNZ Acquisition Co. Limited Company Number 1937693, dated 1 May 2008
These are fixed and floating charge over all present and future assets, undertaking (including goodwill) and unpaid/uncalled capital of the companies.

•	Registered Fixed Company Charge from RWA Holdings Pty Ltd ACN 106 913 964 Charge Number 1117849 dated 31 December 2004 over its shares in Royal Wolf Trading Australia Pty Limited ACN 069 244 417

•	First Registered Mortgage dated 1 May 2008 given by Royalwolf Trading New Zealand Ltd Company Number 1062072 over the property situated at 4 Ormiston Rd, East Tamaki, New Zealand.

•
Amendment and Restatement Deed dated 1 May 2008 amending and restating the original Intercreditor Deed dated 14 September 2007 between, among others, General Finance Corporation (U.S), GFN U.S. Australasia Holdings, Inc., Bison Capital Australia, LLC., Royal Wolf Australia Group and Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (the Bank).

FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE

FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE to Letter of Offer dated 16 February 2011.

Financial Reports:

You agree to provide us with:

Annually

•	Consolidated audited annual financial statements as soon as they are available, but not later than 120 days after the end of each financial year.
•
Consolidated annual projected Statement of Financial Position, Statement of Financial Performance, cashflow forecast and Capex budget, detailing on-discretionary capex (being capital expenditure required to acquire containers) and Discretionary Capex, at the start of each financial year, for the ensuing 12 months, as soon as they are available, but not later than 15 days prior to the commencement of each financial year.

Quarterly

•	Consolidated working capital information including listing of aged debtors, creditors and stock within 45 days of the end of each financial quarter (i.e. March, June, September, December).
•
Detailed schedule of Container Fleet with the following information as soon as they are available but no later than 45 days after the end of each quarter:
-Containers held for hire/lease outlining type, number, acquisition cost and book value.
-Containers held for sale outlining type, number, acquisition cost and book value.

•
Consolidated Management accounts (Statement of Financial Position and Statement of Financial Performance accounts) within 30 days after the end of each financial month. These accounts may be provided electronically in terms of our requirements for provision of electronic financials.

Other than management accounts which may be provided via electronic mail as detailed below, all financial reports provided by you must be attached to a duly completed Principal’s Certificate in the form annexed to this Annual Review and Variation Letter (“Principal’s Certificate”) and signed by a director, partner or business owner, as appropriate.

Provision of Electronic Financials

Copies of management accounts provided via electronic mail (email) must also be accompanied by a Principal’s Certificate and sent by either:

•	One of your directors; or

•	A person nominated by you and acceptable to us (“Nominated Representative”).

In the case of the latter, the attached letter titled “Nominated Representative for Provision of Electronic Financials” must be signed by both the Nominated Representative and by you, and returned to us.

You will ensure that every director of each company (to which the management accounts relate) reviews the management accounts and the Principal’s Certificate on or before the date they are sent to us to confirm they are true and correct and are not misleading in any way.

A director sending management accounts and the Principal’s Certificate to us in this manner will be taken to have certified the accounts and the Principal’s Certificate as being true and correct and not misleading in any way on the date that they are received by us.

The directors will be taken to have jointly and severally certified the management accounts and the Principal’s Certificate in this manner, unless they notify us of any discrepancy within five business days from the date that your Nominated Representative sends the management accounts and the Principal’s Certificate to us.

A failure to meet any of the above requirements where they apply will constitute an event of default under this Annual Review and Variation Letter.

Where the number of directors is greater than two, the management accounts and the Principal’s Certificate sent (electronically) to us need only be copied to a minimum of two such directors.

Financial covenants:

While we are making facilities available to you and while there remains any obligations by you to us, you undertake that:

•	Consolidated Interest Cover Ratio: The interest cover ratio for each financial quarter for the Consolidated entities will not, as at the compliance date, be less than 2.20:1.

Calculation: Interest Cover Ratio:
Trailing Adjusted EBITDA Interest Expense - GFN Loan Interest Subordinated -

•	Consolidated Senior Debt Interest Cover Ratio: The interest cover ratio for each financial quarter for the Consolidated entities will not, as at the compliance date, be less than the Minimum SDICR.

Calculation: Interest Cover Ratio:
Trailing Adjusted EBITDA
Senior Debt Interest Expense
For the purpose of the Consolidated Senior Debt Interest Cover Ratio, “Minimum SDICR” means:
   - 3.25:1, for the financial quarter ending 31 March 2011; and
   - 3.40:1, for the financial quarter ending 30 June 2011 and the financial quartersthereafter.

•	Consolidated Total Debt Gearing Ratio: Total Debt Gearing Ratio for each financial quarter for the Consolidated entities will not, as at the compliance date, exceed the Maximum DGR

Calculation: Total Debt Gearing Ratio :
Debt - GFC Subordinated Debt
Trailing Adjusted EBITDA
For the purpose of this Consolidated Total Debt Gearing Ratio, “Maximum DGR” means:

- 4.50:1, for the financial quarter ending 31 March 2011; and

- 4.25:1, for the financial quarter ending 30 June 2011 and the financial quartersthereafter.

•	Consolidated Senior Debt Gearing Ratio: Consolidated Senior Debt Gearing Ratio for each financial quarter for the Consolidated Entities will not, as at the compliance date, exceed the Maximum SDGR.

Calculation: Senior Debt Gearing Ratio :
Senior Debt
Trailing Adjusted EBITDA
For the purpose of this Consolidated Senior Debt Gearing Ratio, “Maximum SDGR” means:
-    3.50:1, for the financial quarter ending 31 March 2011; and
-    3.25:1, for the financial quarter ending 30 June 2011 and the financial quartersthereafter.

•	Consolidated Loan to valuation limitation: Outstanding balance of facilities is not to exceed 80% of the Container Liquidation Value, to be tested quarterly.

Calculation: Loan to valuation limitation:

• Working Capital Ratio: The working capital ratio, when expressed as a percentage, for each financial quarter for the Consolidated entities will not, as at the compliance date, exceed 60%.
Calculation: Working Capital Ratio:
Working Capital Facility Total Debtors – Excluded Debtors

unless we have given you our prior written consent to a variation.

Compliance with financial covenants:

If any of the above financial covenants are breached, unless we have given you our prior written consent to a variation, you will be in breach of your obligations under this Variation Letter and this breach will constitute an event of default.

We will test the financial covenants for each entity that the financial covenants apply to at the end of each compliance period as set out above, based on the definitions set out at the end of this schedule.

You agree that the interpretation and testing of the above financial covenants will be carried out in accordance with the provisions of the Corporations Act and the accounting concepts, standards and disclosure requirements of the Australian accounting bodies consistently applied, unless otherwise agreed in writing.

Other conditions to be met:

•
(PPSA undertaking) If either you or a surety holds any security interests for the purposes of the PPSA (each, a “PPSA Obligor”) and if a failure by a PPSA Obligor would have a material adverse effect (as described in clause 14(1)(k) of the General Conditions), the relevant PPSA Obligor agrees to implement, maintain and comply in all material respects with, procedures for the perfection of those security interests.  These procedures must include procedures designed to ensure that the PPSA Obligor takes all steps under the PPSA to perfect continuously any such security interest including all steps necessary:

o
for the PPSA Obligor to obtain the highest ranking priority possible in respect of the security interest (such as perfecting a purchase money security interest or perfecting a security interest by control); and

o
to reduce as far as possible the risk of a third party acquiring an interest free of the security interest (such as including the serial number in a financing statement for personal property that may or must be described by a serial number).

If we ask, the PPSA Obligor agrees to arrange at your expense an audit of the above PPSA procedures.  We may ask a PPSA Obligor to do this if we reasonably suspect that the PPSA Obligor is not complying with this clause.

Everything that a PPSA Obligor is required to do under this clause is at your expense. You agree to pay or reimburse us for our costs in connection with anything the PPSA Obligor is required to do under this clause.

•
You agree that GFNAH will pay the USD5,500,000 principal repayment of the Bison Debt no later than 1 July 2011.  You agree that it will be an event of default GFN U.S. fails to provide GFNAH with USD 5,500,000 of capital, equity or subordinated debt prior to 1 July 2011 to enable GFNAH to make this principal repayment.

•	You agree that, until the Short Term Cash Advance Facility is repaid in full, the total amount of cash payments that Royal Wolf Trading pays to GFN U.S. for management fees may not exceed:

(i)	USD 1,000,000 in any financial year; and
(ii)	Maximum Monthly Amount for any month,

without our prior written consent.

You agree that once the Short Term Cash Advance Facility is repaid in full, the total amount of cash payments that Royal Wolf Trading pays to GFN U.S. for management fees may not exceed Maximum Monthly Amount for any month, without our prior written consent.

Maximum Monthly Amount" means:

- USD 100,000 until 30 June 2011, and
- USD 125,000 on and from 1 June 2011.

You agree that any management fees incurred but unpaid (Accrued Management Fees) will appear as a liability in your Consolidated financial statements which will not be repaid in the short term, and that no repayment of the Accrued Management Fees will be made to GFN U.S. without our prior written consent.

•
You agree we can conduct a cash flow sweep calculation within 60 days of the end of each financial year.  Should the cash flow sweep reveal a positive Cash Sweep Amount, you agree we can elect in our discretion for you to apply some or all of the Cash Sweep Amount in permanent reduction of the Interchangeable Facility (2) (Tranche B) or, if the Interchangeable Facility (2) (Tranche B) has been fully repaid, in permanent reduction of the Interchangeable Facility (1) (Tranche A).

The Cash Sweep Amount is determined in accordance with the following calculations:

1. Cash Sweep Amount = FCFA – Voluntary Principal Repayments.
2.	FCFA = Reduced CFADS – Required Principal Repayments – Annual Interest Expense
3.	Reduced CFADS = CFADS x 80%
4.	CFADS = Annual EBITDA - Annual CAPEX - Net Capital Increase - Tax

•
You agree that there will be no material changes to the Standard Rental Agreement without our prior written consent.  You agree that any material changes to the Rental Agreement must be satisfactory to us in our absolute discretion.

•
You agree that the Container Fleet must be re-valued for us at least once every financial quarter at your cost while facilities continue to be provided by us.  Each valuation must be undertaken by a reputable licensed valuer appointed by and acceptable to us, and the valuation must be to our satisfaction in all respects.

•
You agree that all hired containers must stay within the boundaries of Australian or New Zealand waters at all times, unless you have obtained our prior written consent for any container to move outside the boundaries of Australian or New Zealand waters.

•	You agree that you will not change your current depreciation or amortisation policy without our prior written consent, which we agree to not unreasonably withhold.

•	You agree that Discretionary Capex by the Consolidated entities will not exceed AUD2,000,000 in any financial year, without our prior written consent.

•	You agree that you will not incur On or Off Balance Sheet Liabilities in excess of $500,000 per annum without our prior written consent (such consent not to be unreasonably withheld).

•
You agree that our prior written consent is required before containers from the Container Fleet are sold in any one transaction for a price of AUD3,000,000 or greater.  We agree we will not unreasonably withhold our consent.

•
You agree that you will not provide any loan or financial accommodation, or make any regular payments, to any shareholder, parent company or Associated Entity without our prior written consent.  You agree that you will not pay or declare any dividend, other than the GFN Dividend, without our prior written consent.

•	You agree that you will maintain at all times an agreement to hedge your interest rate risk in relation to at least 50% of your Debt Funding.

A breach of any of these conditions will constitute an Event of Default.

Insurance:

In accordance with clause 4 of the General Conditions you must, within 14 days of a request by us, provide us with a copy of a Cover Note or Certificate of Currency in a form satisfactory to us of insurance over all property or assets mortgaged or charged to us.

A breach of this clause will constitute a Review Event.

Valuations:

You agree that each Security Property must be re-valued for us at least once every 36 months at your cost while facilities continue to be provided by us. Each valuation must be undertaken by a reputable licensed property valuer acceptable to us, on the basis prescribed by us and must be satisfactory in all respects.

You also agree that additional valuations of any Security Property may be undertaken by us, at our discretion and at our cost. For the avoidance of doubt, we reserve the right to test the loan to valuation limitation (as set out under the Financial Requirements), if applicable, as at the date of the additional valuation.

Due Diligence Review

You agree that within 45 days of the end of each financial quarter we may engage a qualified accountant or auditor ("ANZ Field Appointee") to review the existence, title and value of your debtors and stock, debtor and stock controls and other matters such as creditor values and ageing, statutory obligations to the Australian Taxation Office, State and Local Governments, employee obligations and any legal action ("Due Diligence Review") and that you will co-operate with any ANZ Field Appointee and the costs will be paid by you. Also, you agree that neither we nor any of our employees will be liable to you or any other person for any loss, liability, cost or expense that is caused (directly or indirectly) by anything that an ANZ Field Appointee does or does not do arising out of the provision of a service to us. Should any aspect of the Due Diligence Review in our opinion be unsatisfactory, this will constitute a Review Event.

Taxation payment plan or agreement with the Australian Taxation Office or other statutory body:

You agree to notify us of any payment plan arrangement that you enter into with the Australian Taxation Office or some other statutory body in relation to outstanding tax liabilities (“Payment Plan”). You acknowledge and agree that, should you fail to notify us of a Payment Plan within 14 days of entering into a Payment Plan, this will constitute a review event for the purposes of this agreement.

Where you have entered into a Payment Plan you acknowledge and agree that, should you default under a Payment Plan, this will constitute an event of default for the purposes of this agreement.

Direct debit arrangements for costs and interest:

You agree that we may debit to your account held with a financial institution nominated by you all costs and interest charges as agreed between you and us from time to time. You agree to execute any documents required by us to authorise us to debit these amounts to your nominated account. We will notify you of any amounts to be debited to your nominated account before those amounts are debited.

We are not obliged to debit any amount to the account nominated by you. If we do not debit your nominated account with an amount that you owe us, despite being authorised to do so, this does not constitute a waiver by us of your obligation to pay that amount to us.

You may owe us other amounts from time to time other than those that we are authorised under your direct debit arrangements with us to debit to your nominated account. It is your responsibility to ensure that these amounts are paid by suitable payment method by their due date for payment.

If you do not execute any documents required by us to authorise us to debit these amounts to your nominated account or you terminate your direct debit arrangement with us without our prior written consent, this will constitute a Review Event for the purposes of this agreement.

Conditions Precedent:

Our obligation to make any facilities available is subject to our being satisfied that you have complied with clause 8 of the General Conditions and the following relative to Authorised Representatives.

•	Authorised Representative Certificate

We must have received from you a properly completed and executed Authorised Representative Certificate and the identity of each Authorised Representative must be verified to our satisfaction in order to comply with the Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth). Each person so named as an Authorised Representative will be an authorised representative for the purposes of the transaction documents.

Definitions:

"Annual CAPEX" means Discretionary CAPEX plus Non Discretionary CAPEX for the most recent financial year.

"Annual EBITDA" means EBITDA for the most recent financial year, as identified in the Consolidated financial statements.

"Annual Interest Expense" means the Interest Expense for the most recent financial year.

"Non Discretionary CAPEX" means all capital expenditure to acquire containers for the Container Fleet, as identified in the Consolidated financial statements.

“ANZNZ Facilities” means the financial accommodation provided by ANZ National Bank Limited to the RWNZ Group and documented in its letter of offer, as varied or replaced from time to time.

“Associated Entity” has the same definition as contained in the Corporations Act 2001 (Commonwealth).

“Bison” means Bison Capital Australia, L.P.

“Bison Debt” means all money which GFN Australasia Finance Pty Ltd ACN 121 227 790 is or at any time becomes actually or contingently liable to pay to Bison.

“Bison Interest” means the aggregate amount of interest paid or payable in respect of the Bison Debt.

“Capex” means capital expenditure on containers to form part of the Container Fleet.

"Cash Sweep Amount" means the estimated surplus cashflow determined in accordance with the cash flow sweep 'other condition' which is the amount we may we may elect to require you to apply in permanent reduction of some of your facilities with us.
"CFADS" is calculated as Annual EBITDA - Total CAPEX + Net Capital Increases - Tax.

“Consolidated” means, for the purposes of your financial statements, the following entities:

• RWA Holdings Pty Ltd ACN 106 913 964;

• Royal Wolf Trading Australia Pty Ltd ACN 069 244 417;

• GFN Australasia Holdings Pty Ltd ACN 121 226 793;

• GFN Australasia Finance Pty Ltd ACN 121 227 790;

• Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050;

• Royalwolf Trading New Zealand Limited Company Number 1062072; and

• Royalwolf NZ Acquisition Co. Limited Company Number 2115393

“Container Fleet” means the fleet of containers owned by the Royal Wolf Australia Group and the RWNZ Group.

“Container Liquidation Value” means the orderly liquidation value of the Container Fleet as identified in the most recent valuation we hold.

“Debt” means the aggregate of short term and long term debt for the Consolidated Entities as identified in the Consolidated financial statements.

“Debt Funding” means Senior Debt

"Discretionary CAPEX" means all capital expenditure to acquire property, plant and equipment, as identified in the Consolidated financial statements.

“EBITDA” means the consolidated net profit/(loss) before deduction of interest, tax, depreciation and amortisation (before significant items).

“Excluded Debtors” means the value of all trade receivables owing to the Royal Wolf Australia Group for more than 90 days and the value of bad and doubtful debts, receivables owing from related parties for that period, credit notes, disputed debts and debtors exercising a set-off.

“Facility Balance” means the total of the balances of the following facilities:

- Overdraft Facility (3);
- Interchangeable Facility (1) (Tranche A);
- Interchangeable Facility (2) (Tranche B);
- Variable Rate Commercial Bill Acceptance and Discount Facility; and

"FCFA" is calculated as Reduced CFADS - Required Principal Repayments - Annual Interest Expense.

“GFN Dividend” means a dividend paid by RWA holdings Pty Ltd ACN 106 913 964 to GFN Australasia Finance Pty Ltd ACN 121 226 793 which is no more than what is required to enable GFN Australasia Finance Pty Ltd ACN 121 226 793 to pay the Bison Interest.

“GFN Subordinated Debt” means loans from General Finance Corporation to some or all members of the Royal Wolf Australia Group which have both principal and interest subordinated to the facilities being provided by us pursuant to the Intercreditor Deed (as listed in the Securities Schedule to this letter of offer).

“GFN Loan Interest Subordinated” means the aggregate of interest expense on the GFN Subordinated Debt.

“GFNAH” means GFN Australasia Holdings Pty Ltd ACN 121 226 793.

“GFN U.S.” means GFN U.S. Australasia Holdings, Inc., a company incorporated in the United States of America.

“Interest Expense” means the aggregate of interest expense, including Bison Interest, interest expense for Intra Group loans and interest expense of Directors, Owners and Shareholder loans.
"Net Capital Increase" means Net Capital 2 minus Net Capital 1.

"Net Capital 1" means Total Stock plus Net Debtors minus Trade Creditors for the year preceding the most recent financial year.

"Net Capital 2" means Total Stock plus Net Debtors minus Trade Creditors for the most recent financial year.

"Net Debtors" means Total Debtors minus Excluded Debtors.

“NZ Debt” means all amounts actually or contingently owing by you under the ANZNZ Facilities.”

“NZ Term Debt Facilities” means the limits of those ANZNZ Facilities which are the bill prices term loan facilities.

“On or Off Balance Sheet Liabilities” means the total of current liabilities and non-current liabilities of you and your controlled entities as disclosed in the consolidated financial statements. This, by definition, includes off balance sheet liabilities as well as redeemable preference shares, subordinated loans, provisions and dividends declared or accrued but not paid.

"Reduced CFADS" is calculated as CFADS x 80%.

“Rental Agreement” means the agreement for the lease of the Container Fleet.

"Required Principal Repayments" means all required principal repayments of financial accommodation paid by the Consolidated entities in the most recent financial year.

“Royal Wolf Trading” means Royal Wolf Trading Australia Pty Ltd ACN 069 244 417.

“RWA Dividends” means dividends paid by RWA Holdings Pty Ltd ACN 106 913 964 to GFNAH to enable GFNAH to pay the Bison Interest.

“RWNZ Group” is a reference to the following New Zealand entities individually and collectively:

•     Royalwolf Trading New Zealand Ltd, company number 1062072;

•     Royalwolf NZ Acquisition Co Ltd, company number 2115393.

“Senior Debt” means all amounts actually or contingently owing by you under the facilities provided by this letter of offer, as varied or replaced from time to time.

“Senior Debt Interest Expense” means the aggregate gross amount of interest and payments in the nature of interest paid or payable to us in respect of the Senior Debt and the ANZNZ Facilities.

“Short Term Cash Advance Facility” means the short term cash advance facility owed by Royal Wolf Trading to GFN U.S. for approximately USD300,000.

“Standard Rental Agreement” means the standard agreement for hiring out containers within the Container Fleet.

"Tax" means tax paid or payable, as identified in the Consolidated financial statements for the most recent financial year.

"Total Stock" means the value of all finished goods, raw materials held by the Consolidated entities to manufacture stock and work in progress, as identified in the Consolidated financial statements.

“Total Debtors” means value of all trade receivables owing to the Consolidated entities, as identified in the Consolidated financial statements.

“Trailing Adjusted EBITDA” means the EBITDA for the 12 month period ending the relevant financial quarter, as disclosed from the Consolidated financial statements.

"Voluntary Principal Repayments" means all voluntary principal repayments of financial accommodation paid by the Consolidated entities in the most recent financial year.

“Working Capital Facility” means the total balance of the Overdraft Facility (2).

The above terms are to be interpreted according to the Corporations Act, Statement of Accounting Concepts, Australian Accounting Standards and other mandatory reporting requirements.

GENERAL CONDITIONS AND SPECIFIC CONDITIONS SCHEDULE

GENERAL CONDITIONS AND SPECIFIC CONDITIONS SCHEDULE to Letter of Offer dated 16 February 2011.

General Conditions and Specific Conditions:

Our General Conditions (Fifth Edition 2009) apply to the facilities as well as any applicable Specific Conditions to the facilities. Both the General Conditions and any applicable Specific Conditions are enclosed with this Letter of Offer.

General Conditions Fifth Edition 2009:

Excess fee:

If drawings are made to your account in excess of the agreed limit and we decide to pay those drawings, we may charge an excess fee of up to $150. This fee is to compensate us for costs we incur as a result of an excess. If charged, this fee is payable on the date of the excess.

Conditions precedent:
Clause 8(d) of the General Conditions is deleted and replaced with the following new replacement clause 8(d):

“(d)	other documents: all other documents required to be provided by you to us in the letter of offer have been provided;”

Representations made by you:
Clause 9(1) of the General Conditions is amended by inserting the following new sub-clauses (n), (o), (p), (q), (r) and (s):

“(n)	compliance with laws: you and each surety are in compliance in all material respects with all laws to which you and each surety may be subject.”;

(o)	status:

(i)
if you are a corporation, you are duly incorporated and validly existing under the laws of your jurisdiction of incorporation and have the power to own your assets and carry on your business as it is being conducted; and

(ii)
for each corporate surety, it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has the power to own its assets and carry on its business as it is being conducted;

(p)
power and authority: you have the power to enter into, perform and deliver, and have taken all necessary action to authorise your entry into, performance and delivery of, each transaction document to which you are a party and the transactions contemplated by each transaction document;

(q)
commercial benefit: the entry into and performance by you and each surety of obligations under the transaction documents to which you and each surety is expressed to be a party is for your and each surety’s commercial benefit and is in your and each surety’s commercial interests and, in the case of a trustee, for the benefit and is in the commercial interests of the beneficiaries of the trust;

(r)
assets: you and each surety is maintaining your and each surety’s assets in a good state of repair and in good working order consistent with good operating practice (allowing for fair wear and tear); and

(s)	right of indemnity: if you act now or in the future as trustee of any trust (regardless of whether or not you have told us about that trust):

(i)
you have the right to be indemnified out of the trust fund in relation to any liability arising under or in connection with the proper performance of your rights and obligations under each transaction document to which you are a party; and

(ii) you have not released or disposed of your equitable lien over the trust fund.”

Interest rate on excesses and overdue amounts:

For the purposes of clause 12 of the General Conditions, the applicable rate of interest is the interest applicable to the facility on which the excess occurs or the facility on which an overdue amount occurs plus margin, plus 4% per annum.

Review of the facilities:

Clause 13(3) of the General Conditions is varied by replacing “30” with “15”.

Clause 13(7) of the General Conditions is varied by replacing “facilities” with “facilities affected by the market disruption event”.

Default:
Clause 14(1) of the General Conditions is varied by:
(a) deleting clause 14(1)(k) and replacing it with the following new replacement clause:

“(k)	change in circumstances: circumstances arise that, in our opinion, may have a material adverse effect on:

	(i)	your business, assets or financial condition; or

	(ii)	your ability to perform your obligations under, or the effectiveness or priority of, any transaction document.”

(b) inserting the following new sub-clause (q):

“(q)	compulsory acquisition:

	(i)	all or a material part of your property or the property of a surety is compulsorily acquired by a government agency; or

	(ii)	you or a surety sells or divests yourself or itself of all or a material part of your or its property because you or the surety is required to do so by a binding order from a government agency,

and you or the surety do not receive compensation for the acquisition, sale or disposal which is acceptable to us.”

Different currencies:

Clause 18(1) of the General Conditions is deleted and replaced with the following new replacement clause numbered 18(1):

“Payments

(1)	All payments under a transaction document must be made in the same currency as the drawing or obligation to which it relates.”

Changes in government requirements:

Clause 21 of the General Conditions is deleted and replaced with the following new replacement clause numbered 21:

“Changes in government requirements or treatment of facilities
(1)	This clause applies if:

	(a)	after the date of the letter of offer there is:

		(i)	a change in a government requirement or a new government requirement;

		(ii)	a change in a tax or a new tax;

		(iii)	a change in the interpretation of a government requirement or a tax; or

(iv)
a change in our recourse or exposure to you or a surety, or in the business, operations, assets, condition, financial position or other aspect of you or a surety, where this affects our credit risk treatment or capital allocation or exposure treatment of the facilities or our commitment to provide the facilities; and

	(b)	Its effect is, in our opinion, directly or indirectly:

		(i)	to increase the cost to us of providing or maintaining the facilities or of providing funds under them; or

		(ii)	to reduce the effective rate of return to us (whether on capital, assets, deposits or otherwise) on the facilities.

For the purpose of this clause “tax” includes duties but does not include a tax on our net income in the normal course of our business.

(2)
You agree to pay to us, on demand, the amount calculated by us as necessary to compensate us for the increase in cost or reduction in rate. The amount payable will be calculated by us from the day when we first incurred the cost or suffered the reduction.”

Privacy and Confidentiality Information:
Clause 26 of the General Conditions is amended by:

(a)	inserting the following wording under the heading to that clause and before sub-clause (1):

“References to "you" and "your" in this clause apply equally to a surety or an entity that is contemplating becoming a surety.”; and

(b)	inserting the following wording at the end of sub-clause (1):

“When you deal with us, we are likely to collect and use some confidential information about you. We explain below when and how we may collect and use your confidential information.”

(c)	deleting clause 26(2)(m) and replacing it with the following new sub-clause:

“(m) other parties we are authorised or required by law to disclose information to (except this clause does not require us to disclose any information of the kind referred to in section 275(1) of the PPSA).”

Accounts reconciliation:

In terms of clause 27(7) of the General Conditions and by mutual agreement between us, you must reconcile your records in respect of each account held with us within 30 days after you should have received the statement of account. All other conditions of this clause remain unchanged.

PPSA further steps:

Clause 27 is varied by inserting the following new sub-clauses (18) and (19):

“(18)	PPSA further steps

If we determine that a transaction document (or a transaction in connection with it) is or contains a security interest for the purposes of the PPSA, you agree to do anything (such as obtaining consents, signing and producing documents, getting documents completed and signed and supplying information) which we ask and consider necessary for the purposes of:

(a) ensuring that the security interest is enforceable, perfected and otherwise effective; or

(b) enabling us to apply for any registration, or give any notification, in connection with the security interest so that the security interest has the priority required by us; or

(c) enabling us to exercise rights in connection with the security interest.”
Everything that you are required to do under this clause is at your expense. You agree to pay or reimburse us for our costs in connection with anything you are required to do under this clause.
(19)	No PPSA notice required unless mandatory

We need not give any notice under the PPSA (including a notice of a verification statement) unless the notice is required by the PPSA and cannot be excluded.”

Meanings of words and expressions:
Clause 28(1) of the General Conditions is varied by:

(a)	deleting the definition of “account operating authority”;

(b)	inserting the following new definition of “cost of funds” after the definition of “costs”:

“"cost of funds” means the rate determined conclusively by us to be equal to the cost to us of raising deposits in the relevant currency in the relevant interbank market for an amount comparable to the outstanding amounts under the particular facility and for a term comparable to the relevant interest period specified in the particular facility;";

(c)	inserting the following new definition of “good operating practice” after the definition of “General Conditions”:

““good operating practice” means the exercise of that degree of skill, prudence (operational and financial), foresight and operating practice which would reasonably and ordinarily be expected from an experienced and reputable operator of a business which is similar to the business conducted by you and consistent with applicable laws, regulations, codes and licenses;” and

(d)	deleting the definition of “government requirement” set out in clause 28(1) of the General Conditions is deleted and replacing it with the following new definition:

““government requirement” means a law or regulation (including in relation to tax), or an order, treaty, policy, ruling, directive, guideline, standard, requirement or request of the Australian Prudential Regulation Authority or any central bank, prudential supervisory authority or other government agency or regulatory agency of any jurisdiction, having either force of law or with which responsible banks or financial institutions in the applicable jurisdiction would comply in practice.”

(e)	inserting the following new definition of “PPSA” after the definition of “potential event of default”:

““PPSA” means the Personal Property Securities Act 2009 (Cth).”

(f)	deleting the definition of “security” and replacing it with the following new definition:
““security” for your obligations (whether under this agreement or not) and which has been given to us previously or will be given to us in the future means:
(a) any right or interest of any kind given by way of security (including, for example, a mortgage, pledge, lien, charge or assignment);

(b) any other arrangement (including any preferential, trust, title retention or set-off arrangement) having a similar commercial effect as a grant of security; or

(c) a guarantee or indemnity,
and includes any security interest under the PPSA.”

ACCEPTANCE AND CUSTOMER SURETY ACKNOWLEDGEMENT

To:           Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Acceptance of Letter of Offer dated 16 February 2011.

We accept your offer to provide the facilities on the conditions detailed in this Letter of Offer and acknowledge receipt of the General Conditions (Fifth Edition 2009) and any applicable Specific Conditions.

We authorise you to provide information about the customer (including creditworthiness, history, standing or capacity) to:

•	an intending guarantor, to enable that person to consider whether or not to act as guarantor, or offer property as security, for a facility or facilities in the name of the customer.

•	a person who is a guarantor, or has provided property as security, for a facility or facilities in the name of the customer.

Select whichever applies:

☒ By ticking this box, we each certify that there has been no change to the Customer’s Authorised Representatives since the date that the last completed certificate was provided to ANZ. Accordingly, we do not need to complete and provide the pro forma Authorised Representative Certificate attached to this Letter of Offer as the previous certificate is complete and up to date.

OR

□ We each attach an updated completed and executed Authorised Representative Certificate.

Customer Surety Acknowledgment to Letter of Offer dated 16 February 2011.

To the extent that I have given, or will give, any securities, I acknowledge and agree that the securities given, or to be given, by me secure all my present and future obligations to ANZ, including obligations in respect of the facilities, subject to the limit (if any) set out in any such security.

By providing this Surety Acknowledgment to the facilities, I acknowledge that the provisions contained at clause 26 “Privacy” of the General Conditions apply to me.

Dated 4 March 2011

SIGNED for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by:

/s/ Robert Allan	Robert Allan
………………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

/s/ Greg Baker	Greg Baker
………………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by:

/s/ Robert Allan	Robert Allan
………………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

/s/ Greg Baker	Greg Baker
………………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of RWA Holdings Pty Ltd ACN 106 913 964 by:

/s/ Robert Allan	Robert Allan
………………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

/s/ Greg Baker	Greg Baker
………………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 by:

/s/ Robert Allan	Robert Allan
………………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

/s/ Greg Baker	Greg Baker
………………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

SIGNED for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by:

/s/ Robert Allan	Robert Allan
………………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

/s/ Greg Baker	Greg Baker
………………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

CORPORATE SURETY ACKNOWLEDGMENT

To:           Australia and New Zealand Banking Group Limited (“ANZ”)
Corporate Banking
Level 11, 20 Martin Place
Sydney NSW 2000

Corporate Surety Acknowledgment to Letter of Offer dated 16 February 2011.

Each of the following sureties acknowledges and agrees that the securities given, or to be given, by us secure all present and future obligations of the customer(s) to ANZ, including obligations in respect of the facilities, subject to the limit (if any) set out in any such security.

By providing this Surety Acknowledgment to the facilities, each surety acknowledges that the provisions contained at clause 26 “Privacy” of the General Conditions apply to them.

Dated 4 March 2011

SIGNED for and on behalf of Royalwolf NZ Acquisition Co Ltd Company Number 2115393 by:

/s/ Robert Allan	Robert Allan
………………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

/s/ Greg Baker	Greg Baker
………………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

SIGNED for and on behalf of Royalwolf Trading New Zealand Ltd Company Number 1062072 by:

/s/ Robert Allan	Robert Allan
………………………………………………………………………	…….……………………………………………………………....
Signature of Director	Print name of Director

/s/ Greg Baker	Greg Baker
………………………………………………………………………	…….……………………………………………………………....
Signature of Director/Secretary	Print name of Director/Secretary

CERTIFICATE OF VALUE AND LOCATION OF ASSETS

Group Name:	Royal Wolf Australia Group ($1,000)

	NSW		VIC		QLD		WA		SA		TAS		ACT		NT		Overseas		Total
Customer Representative to complete values (include all assets e.g. debtors, plant, land, inventory, goodwill and loans – excluding intercompany loans to other companies on this list who have given mortgage debentures)

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417		$117,802		$11,426		$20,430		$14,920		$6,012		$2,430		$4,507		$6,187	$			$183,713
RWA Holdings Pty Ltd ACN 106 913 964	$		$		$		$		$		$		$		$		$		$
GFN Australasia Holdings Pty Ltd ACN 121 226 793	$		$		$		$		$		$		$		$		$		$
GFN Australasia Finance Pty Ltd ACN 121 227 790	$		$		$		$		$		$		$		$		$		$
Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050	$		$		$		$		$		$		$		$		$		$
Royalwolf NZ Acquisition Co Ltd	$		$		$		$		$		$		$		$		$		$
Royalwolf Trading New Zealand Ltd	$		$		$		$		$		$		$		$			$24,330		$24,330
RWNZ Acquisition Co. Limited	$		$		$		$		$		$		$		$		$		$
Totals		$117,802		$11,426		$20,430		$14,920		$6,012		$2,430		$4,507		$6,187		$24,330		$208,093

Customer Representative Signature                                                                   /s/ Greg Baker

Customer Representative Name                                                                           Greg Baker

Position of Customer Representative                                                                  Director
(Director/Financial Controller etc)

Date 4 March 2011